UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

INTEGRITY APPLICATIONS, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☑	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

ANNUAL MEETING OF STOCKHOLDERS OF

INTEGRITY APPLICATIONS, INC.

July 22, 2015

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions.  Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.	COMPANY NUMBER

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.	ACCOUNT NUMBER

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless.  With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/16881/

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

1. Election of Directors:					FOR	AGAINST	ABSTAIN
☐ FOR ALL NOMINEES	NOMINEES: O Zvi Cohen		2.	RATIFICATION OF THE APPOINTMENT OF FAHN KANNE & CO. GRANT THORNTON ISRAEL LLP AS INTEGRITY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2015 FISCAL YEAR.	☐	☐	☐
	O Dr. Robert Fischell
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	O Avner Gal
	O David Malka
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2.

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

				MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.
To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.
		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

INTEGRITY APPLICATIONS, INC.

Proxy for Annual Meeting of Stockholders on July 22, 2015

Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Avner Gal and Eran Hertz (the “Proxies”), or any one of them, each with full power of substitution, attorneys and proxies for the undersigned, to vote all shares of common stock and preferred stock, as the case may be, of Integrity Applications, Inc. (“Integrity”) that the undersigned would be entitled to vote at the 2015 Annual Meeting of Stockholders to be held at Integrity’s offices located at 102 Ha’Avoda Street, Ashkelon, Israel L3 78100, or any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including, but not limited to, the matters stated on the reverse side.

(Continued and to be signed on the reverse side.)